Summary Prospectus
March 1, 2019
Hartford Schroders Securitized Income Fund
Class A	Class I	Class Y	Class F	Class SDR
HITAX	HITIX	HITYX	HITFX	HITSX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund, including the Fund's daily net asset value, online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated March 1, 2019, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with the Fund.
If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

INVESTMENT OBJECTIVE. The Fund seeks to provide current income and long-term total return consistent with preservation of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds’ mutual fund. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 28 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 69 of the Fund’s statement of additional information. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries or any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F or Class SDR shares.
Shareholder Fees (fees paid directly from your investment)
Share Classes	A		I	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%		None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, which is less)	None	(1)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	I	Y	F	SDR
Management fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	None	None	None	None
Total Other Expenses(2)	0.63%	0.58%	0.60%	0.49%	0.49%
Interest Expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Other expenses	0.32%	0.27%	0.29%	0.18%	0.18%
Total annual fund operating expenses(2)	1.53%	1.23%	1.25%	1.14%	1.14%
Fee waiver and/or expense reimbursement(3)	0.12%	0.07%	0.14%	0.13%	0.13%
Total annual fund operating expenses after fee waiver and/or expense Reimbursement(2)(3)	1.41%	1.16%	1.11%	1.01%	1.01%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Expenses are based on estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.10% (Class A), 0.85% (Class I), 0.80% (Class Y), 0.70% (Class F) and 0.70% (Class SDR). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3
A	$439	$757
I	$118	$383
Y	$113	$383
F	$103	$349
SDR	$103	$349
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3
A	$439	$757
I	$118	$383
Y	$113	$383
F	$103	$349
SDR	$103	$349
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in U.S. and foreign fixed and floating rate securitized credit instruments. Under normal market conditions, the Fund will invest at least 80% of its assets in such securitized credit instruments. Securitized credit instruments include commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), agency and non-agency residential mortgage-backed securities (“RMBS”), collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”) and, when available, uniform mortgage-backed securities (“UMBS”). Agency MBS and Agency CMBS are issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, including the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund’s investments may include exposure to both senior and subordinated tranches of each of these types of securitized credit instruments.
Although the Fund may invest in securities of any maturity or duration, the Fund expects to maintain a dollar weighted average duration of 3 years or less under normal market conditions. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure will incorporate a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
The Fund may invest without limit in mortgage-related high-yield instruments rated below investment grade (commonly referred to as “junk bonds”). The Fund may invest in non-U.S. securities, which may include non-U.S. dollar denominated foreign mortgage-related securities. The Fund may invest in Rule 144A securities and mortgage dollar rolls, and may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. The Fund may use forward currency contracts to hedge currency risk and may engage in repurchase and reverse repurchase agreement transactions. The Fund may also use leverage (i.e., borrow through the use of reverse repurchase transactions or derivatives transactions) as part of the portfolio management process, subject to the limits of the Investment Company Act of 1940, as amended (the “1940 Act”).
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and the Federal Reserve Board has begun, and may continue, to raise interest rates. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage-Related and Asset-Backed Securities Risk – Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac certificates. As of the date of this prospectus, the Single Security Initiative is expected to launch in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Collateralized Loan Obligations Risk – Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions) may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk – Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Rule 144A Securities Risk – Rule 144A securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
To Be Announced (TBA) Transactions Risk – TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.

Repurchase Agreements Risk – The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.
Reverse Repurchase Agreements Risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. The Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in the Fund’s net asset value.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk – The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. Because the Fund has not yet commenced operations, no performance history has been provided. Performance information will be available at www.hartfordfunds.com. Keep in mind that past performance does not indicate future results.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Michelle Russell-Dowe	Portfolio Manager and Head of Securitized Credit	2019
Anthony Breaks	Portfolio Manager	2019

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000	None
For more information, please see the “How to Buy and Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic fund transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8March 1, 2019 SUM-SCHSI_030119